UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification No.)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip Code)

(914) 684-2800
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 15, 2018, Bunge Limited (“Bunge”) issued a press release announcing the filing in Brazil of a registration request with the Brazilian Securities Commission for a potential initial public offering of Bunge Açúcar & Bionergia, Bunge’s sugar milling business in Brazil. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 15, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2018

BUNGE LIMITED

By:	/s/ Carla L. Heiss
Name: Carla L. Heiss
Title: Deputy General Counsel and Secretary

EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated May 15, 2018

Exhibit 99.1

Investor Contact:	Mark Haden
Bunge Limited
914-684-3398
mark.haden@bunge.com

Media Contact:	Susan Burns
Bunge Limited
914-684-3246
susan.burns@bunge.com

Bunge Makes Initial Filing in Brazil for
IPO of its Sugar Milling Business

WHITE PLAINS, NY — May 15, 2018 — Bunge Limited (NYSE: BG) (“Bunge”) announced the filing today of a registration request with the Brazilian Securities Commission for a potential initial public offering (“IPO”) of Bunge Açúcar & Bionergia, Bunge’s sugar milling business in Brazil.

Bunge has prepared the business to operate as a stand-alone company and recently obtained debt financing for the business. Today’s filing further progresses Bunge’s previously stated intentions to focus on its Agribusiness and Food & Ingredients businesses and enables the company to move forward with an IPO, subject to market conditions and valuation. Following the execution of an IPO, Bunge would be the majority shareholder, enabling it to participate in future value creation driven by the stand-alone company's growth and cyclical improvement in global sugar market conditions.

Bunge Açúcar & Bionergia owns and operates eight mills located across the Southeast, North and Midwest regions of Brazil. With 22 million metric tons of crushing capacity per year, it has the flexibility to produce a mix of ethanol and sugar, and generates renewable electricity through its cogeneration facilities to self-sufficiently power all of its mills and sell surplus electricity to the Brazilian power grid.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. The offer and sale of Bunge Açúcar & Bionergia’s shares in Brazil is subject to prior registration of the offering and issuer with the Brazilian Securities Commission. The offer and sale of Bunge Açúcar &

Bionergia’s shares has not been and will not be registered under the U.S. Securities Act or under the securities laws of any U.S. state.

•	Website Information

We routinely post important information for investors on our website, www.bunge.com, in the "Investors" section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

•	About Bunge Limited

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company operating in over 40 countries with approximately 32,000 employees. Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed; produces edible oil products for consumers and commercial customers in the food processing, industrial and artisanal bakery, confectionery, human nutrition and food service categories; produces sugar and ethanol from sugarcane; mills wheat, corn and rice to make ingredients used by food companies; and sells fertilizer in South America. Founded in 1818, the company is headquartered in White Plains, New York.

•	Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements relating to the proposed initial public offering of the sugar milling business, its potential structure, benefits and completion. These forward-looking statements reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-

looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements: obtaining or the timing of obtaining any required regulatory approvals or other conditions to the transaction, changes in laws, economic and financial market conditions, industry conditions in the sugar milling business and the global sugar market, risks associated with any disruption to Bunge’s business due to execution of the proposed transaction, significant unanticipated transaction costs and/or unknown liabilities, changes in capital market conditions, future opportunities that we may determine present greater potential to increase shareholder value; the ability of the sugar milling business to operate as a public company following the transaction; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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